SUPPLEMENT DATED AUGUST 9, 2024 TO THE APRIL 30, 2024 PROSPECTUS

OF INCOME ADVANTAGE

ISSUED BY EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY® (“EFILI”)

This supplement should be read, retained, and used in conjunction with the Income Advantage prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the prospectus.

In “APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT”, the Current Expenses for the below Funds are updated as indicated below:

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks capital appreciation	Fidelity® VIP Disciplined Small Cap Portfolio Adviser: Fidelity Management & Research Company LLC	0.32%	20.96%	11.83%	7.49%
Seeks to provide investment results that correspond to the total return of stocks of mid-to small-capitalization U.S. companies	Fidelity® VIP Extended Market Index Portfolio Adviser: Fidelity Management & Research Company LLC Principal Subadviser: Geode Capital Management, LLC	0.12%	17.44%	11.31%	—
Seeks a high level of current income, while also considering growth of capital	Fidelity® VIP High Income Portfolio Adviser: Fidelity Management & Research Company LLC	0.82%	10.48%	3.87%	3.40%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index	Fidelity® VIP Index 500 Portfolio Adviser: Fidelity Management & Research Company LLC Principal Subadviser: Geode Capital Management, LLC	0.09%	26.19%	15.56%	11.92%
Seeks to provide investment results that correspond to the total return of foreign developed and emerging stock markets	Fidelity® VIP International Index Portfolio Adviser: Fidelity Management & Research Company LLC Principal Subadviser: Geode Capital Management, LLC	0.16%	16.16%	7.17%	—
Seeks to provide investment results that correspond to the total return of a broad range of U.S. stocks	Fidelity® VIP Total Market Index Portfolio Adviser: Fidelity Management & Research Company LLC Principal Subadviser: Geode Capital Management, LLC	0.11%	26.07%	15.01%	—
Seeks long-term capital appreciation	Lazard Retirement Emerging Markets Equity Portfolio Adviser: Lazard Asset Management LLC	1.15%*	22.61%	5.26%	2.29%

*	This Fund’s current expenses reflect temporary fee reductions. See the Fund’s prospectus for additional information.

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More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.fidelity.com/FIAreports. You can also request this information at no cost by calling 1-800-634-9361 or by sending an email request to filifunddocuments@fidelity.com.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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